                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2032
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                          MFS GROWTH OPPORTUNITES FUND
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                      Date of fiscal year end: December 31
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                    Date of reporting period: June 30, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 6/30/04

MFS(R) GROWTH OPPORTUNITIES FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE NOT A DEPOSIT NOT INSURED BY
ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) GROWTH OPPORTUNITIES FUND

The fund seeks capital appreciation.

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A PROSPECTUS FOR ANY MFS PRODUCT CAN BE OBTAINED FROM YOUR INVESTMENT
PROFESSIONAL. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING AS IT CONTAINS COMPLETE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE(s), THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND, AND THE FEES, CHARGES, AND EXPENSES INVOLVED. THESE ELEMENTS, AS WELL AS OTHER INFORMATION CONTAINED IN THE PROSPECTUS, SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.
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TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          13
----------------------------------------------------
FINANCIAL STATEMENTS                              19
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     30
----------------------------------------------------
TRUSTEES AND OFFICERS                             40
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       44
----------------------------------------------------
ASSET ALLOCATION                                  45
----------------------------------------------------
CONTACT INFORMATION                       BACK COVER

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    July 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. From our perspective, the release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter, many measures of the global economy - including employment, consumer spending, corporate capital expenditures, and earnings - continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors held back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Middle East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

-----------------------------------------------
TOP 5 SECTOR WEIGHTINGS
AS OF 6/30/04

TECHNOLOGY                               24.18%
-----------------------------------------------
HEALTH CARE                              22.48%
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INDUSTRIAL GOODS & SERVICES              10.10%
-----------------------------------------------
FINANCIAL SERVICES                        8.02%
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RETAILING                                 7.73%
-----------------------------------------------
Percentages based on assets as of 6/30/04. The portfolio is actively managed, and current weightings may be different.

PORTFOLIO POSITIONING

On November 1, 2003, I became manager of the portfolio. In order to try to improve performance, I changed the manner in which the fund was positioned, and I believe some of these changes began to bear fruit during the period. For the first six months of 2004, the fund outperformed both its benchmark, the Russell 1000 Growth Index, and its peers, as represented by the average large- cap growth fund tracked by Lipper Inc. The specific changes made to the fund have been:

o A reduction in the number of stocks held. While I am a firm believer in the benefits of diversification to drive risk-adjusted returns, a major goal is to provide depth over breadth in the portfolio, and invest when I believe MFS has a discernable research advantage. Accordingly, during the transition period, I pared down the number of stocks from 132, to 94 at the end of the period.

o A reduction in portfolio turnover. In my view, lower turnover indicates greater conviction in the stocks we do own - and I believe a smaller portfolio allows me to have greater understanding of, and confidence in, our holdings. Lower turnover also reduces transaction costs and, thus, fund expenses. In the first half of 2004, I reduced portfolio turnover to about half of the level it had been in the six months before I assumed management.

I want to assure you, however, that fund management will still be based on the same proprietary, bottom-up Original Research(SM) that has been the foundation of MFS' investment management style since 1924. It is this process that has been a staple of MFS Growth Opportunities since its inception and that process continues to drive the investment decisions we make at MFS.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications, special products and services, and industrial goods and services sectors had the largest positive impact on the fund's performance relative to its benchmark during the period.

Two of the fund's top-performing individual stocks, telecom company Sprint PCS Group and wireless telecom equipment maker Andrew Corp., helped drive the fund's returns in the utilities and communications sector. We sold our Sprint PCS holdings at a profit during the period.

While no special products and services holding was among the fund's top 10 contributors to performance during the period, overall stock selection in this sector helped boost returns. Stockpicking in the industrial goods and services area proved to be another source of relative strength, led by our position in manufacturing conglomerate Tyco International.

Other stock positions that boosted relative gains in the technology sector were network company Netscreen Technologies, electronics company Marvell Technology, and internet auction site eBay. Our position in Netscreen Technologies was sold by period-end. In the transportation sector, our investment in express carrier FedEx delivered positive contributions. Underweighting computer chip maker Intel helped as the stock declined over ths period.

DETRACTORS FROM PERFORMANCE

The fund's stock selection in the leisure and health care sectors proved to be the principal detractor from relative performance.

In the leisure sector, our investments in both cable TV systems operator Comcast and radio broadcasting companies Clear Channel held back performance.

Among the fund's health care holdings, our positions in pharmaceutical company Wyeth and biotech company Amgen detracted the most from relative returns.

Other holdings that were a drag on the fund's returns included retailer IAC/ InterActiveCorp and automobile dealer CarMax. In addition, owning almost none of the cellular communications products firm QUALCOMM reduced the fund's results as the stock, which we had felt was highly valued relative to its fundamental risks, continued to advance over the period. We had sold QUALCOMM out of the fund by period-end.

    Respectfully,

/s/ Gregory Locraft, Jr.

    Gregory Locraft, Jr.
    Portfolio Manager

Effective July 1, 2004, Margaret W. Adams became a manager of the portfolio.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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

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PERFORMANCE SUMMARY THROUGH 6/30/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ANY HIGH SHORT-TERM RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT BE REPEATED. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

-----------------------
Average annual
without sales charge
-----------------------

                  Class
   Share        inception
   class          date        6-mo    1-yr      3-yr       5-yr      10-yr
----------------------------------------------------------------------------
     A          9/9/1970       --     14.34%     -5.49%     -5.21%     8.60%
----------------------------------------------------------------------------
     B          9/7/1993       --     13.41%     -6.22%     -5.95%     7.70%
----------------------------------------------------------------------------
     I          1/2/1997       --     14.72%     -5.20%     -4.96%     8.79%
----------------------------------------------------------------------------

-----------------------
Average annual
-----------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average large-cap
growth fund+                  2.32%   15.51%     -4.85%     -5.30%     8.62%
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Russell 1000 Growth Index#    2.74%   17.88%     -3.74%     -6.48%    10.11%
----------------------------------------------------------------------------

-----------------------
Average annual
with sales charge
-----------------------

   Share
   class                      6-mo    1-yr      3-yr       5-yr      10-yr
----------------------------------------------------------------------------
     A                         --      7.77%     -7.34%     -6.33%     7.96%
----------------------------------------------------------------------------
     B                         --      9.41%     -7.16%     -6.18%     7.70%
----------------------------------------------------------------------------
I class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

-----------------------
Cumulative without
sales charge
-----------------------

----------------------------------------------------------------------------
     A                        3.24%   14.34%    -15.58%    -23.48%   128.23%
----------------------------------------------------------------------------
     B                        2.76%   13.41%    -17.52%    -26.40%   109.91%
----------------------------------------------------------------------------
     I                        3.47%   14.72%    -14.81%    -22.46%   132.13%
----------------------------------------------------------------------------
Periods less than one year are actual, not annualized.

+ Source: Lipper Inc., an independent firm that reports mutual fund performance. # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE RUSSELL 1000 GROWTH INDEX - measures the performance of large-cap U.S. growth stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class-action lawsuit. See Notes to Financial Statements.

Class A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain investors.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

The fund may charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.

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PORTFOLIO OF INVESTMENTS (unaudited) - 6/30/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 96.4%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
U.S. Stocks - 91.3%
----------------------------------------------------------------------------------------------
Aerospace - 1.5%
----------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 144,600       $7,530,768
----------------------------------------------------------------------------------------------

Airlines - 1.1%
----------------------------------------------------------------------------------------------
Southwest Airlines Co.^                                               323,200       $5,420,064
----------------------------------------------------------------------------------------------

Apparel Manufacturers - 0.8%
----------------------------------------------------------------------------------------------
Nike, Inc., "B"^                                                       32,800       $2,484,600
----------------------------------------------------------------------------------------------
Polo Ralph Lauren Corp., "A"^                                          39,700        1,367,665
----------------------------------------------------------------------------------------------
                                                                                    $3,852,265
----------------------------------------------------------------------------------------------
Automotive - 0.6%
----------------------------------------------------------------------------------------------
Harley-Davidson, Inc.^                                                 52,600       $3,258,044
----------------------------------------------------------------------------------------------

Banks & Credit Companies - 3.3%
----------------------------------------------------------------------------------------------
American Express Co.^                                                 126,300       $6,489,294
----------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       214,866        9,991,269
----------------------------------------------------------------------------------------------
                                                                                   $16,480,563
----------------------------------------------------------------------------------------------
Biotechnology - 5.8%
----------------------------------------------------------------------------------------------
Amgen, Inc.*                                                          292,300      $15,950,811
----------------------------------------------------------------------------------------------
Genzyme Corp.^*                                                       178,900        8,467,337
----------------------------------------------------------------------------------------------
Gilead Sciences, Inc.^*                                                75,900        5,085,300
----------------------------------------------------------------------------------------------
                                                                                   $29,503,448
----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 3.6%
----------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.^*                                          203,400       $2,963,538
----------------------------------------------------------------------------------------------
Comcast Corp., "Special A"^*                                          350,600        9,680,066
----------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"^*                                  182,280        5,605,110
----------------------------------------------------------------------------------------------
                                                                                   $18,248,714
----------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.5%
----------------------------------------------------------------------------------------------
Ameritrade Holding Corp.^*                                            105,600       $1,198,560
----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.^                                             26,800        2,523,488
----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.^                                             71,100        3,837,978
----------------------------------------------------------------------------------------------
                                                                                    $7,560,026
----------------------------------------------------------------------------------------------
Business Services - 1.9%
----------------------------------------------------------------------------------------------
DST Systems, Inc.^*                                                    66,900       $3,217,221
----------------------------------------------------------------------------------------------
Getty Images, Inc.^*                                                   49,200        2,952,000
----------------------------------------------------------------------------------------------
Manpower, Inc.^                                                        71,200        3,614,824
----------------------------------------------------------------------------------------------
                                                                                    $9,784,045
----------------------------------------------------------------------------------------------
Chemicals - 0.3%
----------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                          29,100       $1,292,622
----------------------------------------------------------------------------------------------

Computer Software - 5.0%
----------------------------------------------------------------------------------------------
Ascential Software Corp.^*                                             85,900       $1,373,541
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                       716,100       20,451,816
----------------------------------------------------------------------------------------------
VERITAS Software Corp.*                                               127,300        3,526,210
----------------------------------------------------------------------------------------------
                                                                                   $25,351,567
----------------------------------------------------------------------------------------------
Computer Software - Systems - 2.6%
----------------------------------------------------------------------------------------------
Hewlett-Packard Co.                                                   179,200       $3,781,120
----------------------------------------------------------------------------------------------
International Business Machines Corp.                                 107,100        9,440,865
----------------------------------------------------------------------------------------------
                                                                                   $13,221,985
----------------------------------------------------------------------------------------------
Consumer Goods & Services - 3.9%
----------------------------------------------------------------------------------------------
Career Education Corp.^*                                               40,900       $1,863,404
----------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                  93,600        5,470,920
----------------------------------------------------------------------------------------------
Orbitz, Inc.^*                                                        118,200        2,555,484
----------------------------------------------------------------------------------------------
Procter & Gamble Co.                                                  184,000       10,016,960
----------------------------------------------------------------------------------------------
                                                                                   $19,906,768
----------------------------------------------------------------------------------------------
Electrical Equipment - 5.8%
----------------------------------------------------------------------------------------------
Emerson Electric Co.                                                   62,700       $3,984,585
----------------------------------------------------------------------------------------------
General Electric Co.                                                  531,200       17,210,880
----------------------------------------------------------------------------------------------
Tyco International Ltd.^                                              242,100        8,023,194
----------------------------------------------------------------------------------------------
                                                                                   $29,218,659
----------------------------------------------------------------------------------------------
Electronics - 5.4%
----------------------------------------------------------------------------------------------
Amphenol Corp., "A"*                                                   63,400       $2,112,488
----------------------------------------------------------------------------------------------
Analog Devices, Inc.                                                   87,500        4,119,500
----------------------------------------------------------------------------------------------
Applied Materials, Inc.^*                                             162,600        3,190,212
----------------------------------------------------------------------------------------------
Intel Corp.                                                           480,700       13,267,320
----------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                               200,500        4,848,090
----------------------------------------------------------------------------------------------
                                                                                   $27,537,610
----------------------------------------------------------------------------------------------
Entertainment - 0.9%
----------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.^                                   122,595       $4,529,885
----------------------------------------------------------------------------------------------

Food & Drug Stores - 1.5%
----------------------------------------------------------------------------------------------
CVS Corp.^                                                            120,900       $5,080,218
----------------------------------------------------------------------------------------------
Rite Aid Corp.^*                                                      516,700        2,697,174
----------------------------------------------------------------------------------------------
                                                                                    $7,777,392
----------------------------------------------------------------------------------------------
Food & Non-Alcoholic Beverages - 2.2%
----------------------------------------------------------------------------------------------
PepsiCo, Inc.^                                                        169,900       $9,154,212
----------------------------------------------------------------------------------------------
SYSCO Corp.^                                                           60,000        2,152,200
----------------------------------------------------------------------------------------------
                                                                                   $11,306,412
----------------------------------------------------------------------------------------------
Gaming & Lodging - 1.1%
----------------------------------------------------------------------------------------------
Carnival Corp.^                                                        57,100       $2,683,700
----------------------------------------------------------------------------------------------
Cendant Corp.^                                                        126,600        3,099,168
----------------------------------------------------------------------------------------------
                                                                                    $5,782,868
----------------------------------------------------------------------------------------------
General Merchandise - 2.5%
----------------------------------------------------------------------------------------------
Kohl's Corp.^*                                                         67,100       $2,836,988
----------------------------------------------------------------------------------------------
Target Corp.^                                                         227,700        9,670,419
----------------------------------------------------------------------------------------------
                                                                                   $12,507,407
----------------------------------------------------------------------------------------------
Insurance - 2.7%
----------------------------------------------------------------------------------------------
American International Group, Inc.^                                   141,500      $10,086,120
----------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.^                                         86,600        3,510,764
----------------------------------------------------------------------------------------------
                                                                                   $13,596,884
----------------------------------------------------------------------------------------------
Internet - 3.9%
----------------------------------------------------------------------------------------------
eBay, Inc.^*                                                           63,800       $5,866,410
----------------------------------------------------------------------------------------------
InterActiveCorp^*                                                     340,600       10,265,684
----------------------------------------------------------------------------------------------
Yahoo!, Inc.^*                                                        103,500        3,760,155
----------------------------------------------------------------------------------------------
                                                                                   $19,892,249
----------------------------------------------------------------------------------------------
Leisure & Toys - 0.5%
----------------------------------------------------------------------------------------------
Electronic Arts, Inc.^*                                                49,600       $2,705,680
----------------------------------------------------------------------------------------------

Machinery & Tools - 2.3%
----------------------------------------------------------------------------------------------
Caterpillar, Inc.^                                                     68,900       $5,473,416
----------------------------------------------------------------------------------------------
Eaton Corp.^                                                           41,800        2,706,132
----------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.^                                             37,500        3,595,875
----------------------------------------------------------------------------------------------
                                                                                   $11,775,423
----------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 0.3%
----------------------------------------------------------------------------------------------
HCA, Inc.                                                              37,400       $1,555,466
----------------------------------------------------------------------------------------------

Medical Equipment - 4.0%
----------------------------------------------------------------------------------------------
Baxter International, Inc.^                                            78,700       $2,715,937
----------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                         4,000          226,600
----------------------------------------------------------------------------------------------
CTI Molecular Imaging, Inc.^*                                         129,700        1,839,146
----------------------------------------------------------------------------------------------
Guidant Corp.                                                          42,600        2,380,488
----------------------------------------------------------------------------------------------
Medtronic, Inc.                                                       188,700        9,193,464
----------------------------------------------------------------------------------------------
Thermo Electron Corp.^*                                               120,500        3,704,170
----------------------------------------------------------------------------------------------
                                                                                   $20,059,805
----------------------------------------------------------------------------------------------
Oil Services - 2.1%
----------------------------------------------------------------------------------------------
BJ Services Co.^*                                                      41,300       $1,893,192
----------------------------------------------------------------------------------------------
GlobalSantaFe Corp.^*                                                 101,900        2,700,350
----------------------------------------------------------------------------------------------
Noble Corp.^*                                                          74,800        2,834,172
----------------------------------------------------------------------------------------------
Smith International, Inc.^*                                            56,300        3,139,288
----------------------------------------------------------------------------------------------
                                                                                   $10,567,002
----------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 2.0%
----------------------------------------------------------------------------------------------
Dell, Inc.*                                                           254,500       $9,116,190
----------------------------------------------------------------------------------------------
Lexmark International, Inc., "A"^*                                      8,300          801,199
----------------------------------------------------------------------------------------------
                                                                                    $9,917,389
----------------------------------------------------------------------------------------------
Pharmaceuticals - 11.3%
----------------------------------------------------------------------------------------------
Abbott Laboratories                                                   155,700       $6,346,332
----------------------------------------------------------------------------------------------
Eli Lilly & Co.^                                                       54,000        3,775,140
----------------------------------------------------------------------------------------------
Johnson & Johnson                                                     327,900       18,264,030
----------------------------------------------------------------------------------------------
Pfizer, Inc.                                                          546,000       18,716,880
----------------------------------------------------------------------------------------------
Wyeth                                                                 274,000        9,907,840
----------------------------------------------------------------------------------------------
                                                                                   $57,010,222
----------------------------------------------------------------------------------------------
Pollution Control - 0.5%
----------------------------------------------------------------------------------------------
Waste Management, Inc.^                                                88,000       $2,697,200
----------------------------------------------------------------------------------------------

Restaurants - 0.9%
----------------------------------------------------------------------------------------------
ARAMARK Corp., "B"^                                                    59,100       $1,699,716
----------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.^                                              62,700        2,593,272
----------------------------------------------------------------------------------------------
                                                                                    $4,292,988
----------------------------------------------------------------------------------------------
Specialty Stores - 3.0%
----------------------------------------------------------------------------------------------
Best Buy Co., Inc.^                                                    60,100       $3,049,474
----------------------------------------------------------------------------------------------
CarMax, Inc.^*                                                        118,700        2,595,969
----------------------------------------------------------------------------------------------
Lowe's Co., Inc.^                                                      81,700        4,293,335
----------------------------------------------------------------------------------------------
PETsMART, Inc.^                                                        81,900        2,657,655
----------------------------------------------------------------------------------------------
TJX Cos., Inc.^                                                       102,200        2,467,108
----------------------------------------------------------------------------------------------
                                                                                   $15,063,541
----------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.5%
----------------------------------------------------------------------------------------------
Andrew Corp.^*                                                        128,700       $2,575,287
----------------------------------------------------------------------------------------------

Telecommunications - Wireline - 3.8%
----------------------------------------------------------------------------------------------
Cisco Systems, Inc.*                                                  816,300      $19,346,310
----------------------------------------------------------------------------------------------

Telephone Services - 0.8%
----------------------------------------------------------------------------------------------
Sprint FON Group^                                                     232,750       $4,096,400
----------------------------------------------------------------------------------------------

Trucking - 1.4%
----------------------------------------------------------------------------------------------
FedEx Corp.^                                                           85,400       $6,976,326
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $462,199,284
----------------------------------------------------------------------------------------------

Foreign Stocks - 5.1%
----------------------------------------------------------------------------------------------
Bermuda - 2.0%
----------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)^*                             139,100       $3,822,468
----------------------------------------------------------------------------------------------
Marvell Technology Group Ltd. (Electronics)^*                         127,600        3,406,920
----------------------------------------------------------------------------------------------
XL Capital Ltd., "A" (Insurance)^                                      40,400        3,048,584
----------------------------------------------------------------------------------------------
                                                                                   $10,277,972
----------------------------------------------------------------------------------------------
Brazil - 0.3%
----------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR (Metals & Mining)                      28,800       $1,369,440
----------------------------------------------------------------------------------------------

Japan - 0.2%
----------------------------------------------------------------------------------------------
SOFTBANK CORP. (Business Services)                                     26,200       $1,150,121
----------------------------------------------------------------------------------------------

Switzerland - 0.6%
----------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                     29,500       $2,921,959
----------------------------------------------------------------------------------------------

United Kingdom - 2.0%
----------------------------------------------------------------------------------------------
Amdocs Ltd. (Computer Software)^*                                     169,800       $3,978,414
----------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)^                                     65,000        2,966,600
----------------------------------------------------------------------------------------------
Vodafone Group PLC, ADR (Telecommunications - Wireless)^              134,602        2,974,704
----------------------------------------------------------------------------------------------
                                                                                    $9,919,718
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $25,639,210
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $431,228,480)                                      $487,838,494
----------------------------------------------------------------------------------------------

Short-Term Obligation - 0.6%
----------------------------------------------------------------------------------------------
                                                               PAR AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
General Electric Capital Corp., 1.48%, due 7/01/04,
at Amortized Cost                                                      $3,063       $3,063,000
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 23.7%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                                       120,010,877     $120,010,877
----------------------------------------------------------------------------------------------

Repurchase Agreements - 2.8%
----------------------------------------------------------------------------------------------
                                                               PAR AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
Morgan Stanley, 1.50%, dated 6/30/04, due 7/01/04, total
to be received $14,272,595 (secured by various U.S.
Treasury and Federal Agency obligations in a jointly
traded account), at Cost                                              $14,272      $14,272,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $568,574,357)                                 $625,184,371
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (23.5)%                                          (118,971,405)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $506,212,966
----------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 6/30/04
ASSETS

Investments, at value, including $117,205,585 of
securities on loan (identified cost, $568,574,357)             $625,184,371
---------------------------------------------------------------------------------------------------
Cash                                                                 28,855
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                   6,544,500
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      91,898
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                   286,091
---------------------------------------------------------------------------------------------------
Total assets                                                                           $632,135,715
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                $3,771,045
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                1,625,822
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      120,010,877
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                      6,859
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         9,382
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                      259,669
---------------------------------------------------------------------------------------------------
  Administrative fee                                                    154
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              238,941
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $125,922,749
---------------------------------------------------------------------------------------------------
Net assets                                                                             $506,212,966
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                $822,537,389
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  56,610,709
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                          (372,620,228)
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                    (314,904)
---------------------------------------------------------------------------------------------------
Net assets                                                                             $506,212,966
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                61,489,784
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                   $469,337,176
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             56,590,072
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $8.29
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$8.29)                                                  $8.80
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $33,161,355
---------------------------------------------------------------------------------------------------
  Shares outstanding                                              4,454,234
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $7.44
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                     $3,714,435
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                445,478
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                   $8.34
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
-------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 6/30/04

NET INVESTMENT LOSS

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                       $2,250,605
--------------------------------------------------------------------------------------------------
  Interest                                                           134,285
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                             (22,493)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $2,362,397
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $1,147,498
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              15,432
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        381,202
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             606,383
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             175,841
--------------------------------------------------------------------------------------------------
  Administrative fee                                                  37,821
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       91,196
--------------------------------------------------------------------------------------------------
  Printing                                                            56,193
--------------------------------------------------------------------------------------------------
  Postage                                                             19,998
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       17,400
--------------------------------------------------------------------------------------------------
  Legal fees                                                           4,442
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                        1,919
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $2,555,325
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (6,062)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $2,549,263
--------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(186,866)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions*                                       $22,665,132
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                        1,825
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                  $22,666,957
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                    $(5,228,166)
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
  currencies                                                            (512)
--------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign
currency translation                                                                   $(5,228,678)
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                                       $17,438,279
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $17,251,413
--------------------------------------------------------------------------------------------------

* Includes the remaining proceeds received from a non-recurring cash settlement in the amount of
$932,054 from a class-action lawsuit against Cendant Corporation.

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                            SIX MONTHS ENDED           YEAR ENDED
                                                                 6/30/04                12/31/03
                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                             $(186,866)               $(367,976)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                          22,666,957               29,855,816
--------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                           (5,228,678)              93,138,018
-------------------------------------------------------     -------------            -------------
Increase in net assets from operations                        $17,251,413             $122,625,858
-------------------------------------------------------     -------------            -------------
Net decrease in net assets from fund share transactions      $(71,203,860)            $(13,475,875)
-------------------------------------------------------     -------------            -------------
Total increase (decrease) in net assets                      $(53,952,447)            $109,149,983
-------------------------------------------------------     -------------            -------------

NET ASSETS

At beginning of period                                       $560,165,413             $451,015,430
--------------------------------------------------------------------------------------------------
At end of period (including accumulated net investment
loss of $314,904 and $128,038, respectively)                 $506,212,966             $560,165,413
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                              SIX MONTHS                                       YEAR ENDED 12/31
                                ENDED           -------------------------------------------------------------------------------
CLASS A                        6/30/04                2003             2002           2001              2000             1999
                             (UNAUDITED)
Net asset value,
beginning of period              $8.03               $6.24            $8.88          $11.77            $19.07           $15.95
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income
  (loss)                        $(0.00)*            $(0.00)*         $(0.01)          $0.00*            $0.04           $(0.03)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency                0.26                1.79            (2.63)          (2.89)            (2.13)            4.99
----------------------------    ------              ------           ------          ------            ------           ------
Total from investment
operations                       $0.26               $1.79           $(2.64)         $(2.89)           $(2.09)           $4.96
----------------------------    ------              ------           ------          ------            ------           ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment
  income                           $--                 $--              $--          $(0.00)*          $(0.03)             $--
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain
  on investments and
  foreign currency
  transactions                      --                  --               --              --             (5.12)           (1.84)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net
  realized gain on
  investments and
  foreign currency
  transactions                      --                  --               --              --             (0.06)              --
----------------------------    ------              ------           ------          ------            ------           ------
Total distributions
declared to shareholders           $--                 $--              $--          $(0.00)*          $(5.21)          $(1.84)
----------------------------    ------              ------           ------          ------            ------           ------
Net asset value, end of
period                           $8.29               $8.03            $6.24           $8.88            $11.77           $19.07
----------------------------    ------              ------           ------          ------            ------           ------
Total return (%)(+)               3.24^^^++          28.69^^         (29.65)         (24.67)           (11.30)           32.82
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                               SIX MONTHS                                       YEAR ENDED 12/31
                                  ENDED           ----------------------------------------------------------------------------
CLASS A (CONTINUED)              6/30/04                2003            2002           2001              2000             1999
                               (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                        0.93+               0.89             0.94            0.90              0.80             0.80
------------------------------------------------------------------------------------------------------------------------------
Net investment income
(loss)                           (0.02)+             (0.03)           (0.09)           0.00**            0.22            (0.19)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                  27                  84               90              96               141               87
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of
period
(000 Omitted)                 $469,337            $520,277         $418,590        $699,466        $1,106,281       $1,330,506
------------------------------------------------------------------------------------------------------------------------------

  * Per share amount was less than $0.01.
 ** Ratio is less than 0.01%.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.13 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended December 31, 2003 would have been 26.60%.
^^^ The fund's total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the six months ended June 30, 2004 would have been 3.11%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                       SIX MONTHS                                  YEAR ENDED 12/31
                                          ENDED          --------------------------------------------------------------------
CLASS B                                  6/30/04             2003            2002          2001          2000           1999
                                       (UNAUDITED)
Net asset value, beginning
of period                                $7.24              $5.67           $8.12         $10.84         $18.13         $15.33
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment loss                   $(0.03)            $(0.05)         $(0.06)        $(0.07)        $(0.10)        $(0.16)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and
  foreign currency                        0.23               1.62           (2.39)         (2.65)         (2.01)          4.75
------------------------------------    ------             ------          ------         ------         ------         ------
Total from investment operations         $0.20              $1.57          $(2.45)        $(2.72)        $(2.11)         $4.59
------------------------------------    ------             ------          ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                             $--                $--             $--            $--         $(5.12)        $(1.79)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                     --                 --              --             --          (0.06)            --
------------------------------------    ------             ------          ------         ------         ------         ------
Total distributions declared
to shareholders                            $--                $--             $--            $--         $(5.18)        $(1.79)
------------------------------------    ------             ------          ------         ------         ------         ------
Net asset value, end of period           $7.44              $7.24           $5.67          $8.12         $10.84         $18.13
------------------------------------    ------             ------          ------         ------         ------         ------
Total return (%)                          2.76^^^++         27.69^^        (30.17)        (25.16)        (12.04)         31.73
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                        SIX MONTHS                                 YEAR ENDED 12/31
                                          ENDED           -------------------------------------------------------------------
CLASS B (CONTINUED)                      6/30/04             2003           2002            2001           2000          1999
                                       (UNAUDITED)
RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                1.68+              1.67            1.69           1.65           1.60           1.62
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                      (0.77)+            (0.81)          (0.83)         (0.76)         (0.58)         (1.01)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          27                 84              90             96            141             87
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $33,161            $36,117         $29,417        $53,723        $82,708        $71,363
------------------------------------------------------------------------------------------------------------------------------

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.13 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended December 31, 2003 would have been 25.40%.
^^^ The fund's total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the six months ended June 30, 2004 would have been 2.62%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                       SIX MONTHS                                  YEAR ENDED 12/31
                                          ENDED          --------------------------------------------------------------------
CLASS I                                  6/30/04             2003            2002          2001          2000           1999
                                       (UNAUDITED)
Net asset value, beginning
of period                                $8.06              $6.26           $8.87         $11.78         $19.08         $15.95
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS#

  Net investment income (loss)           $0.01              $0.01           $0.01          $0.02          $0.08         $(0.00)*
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investments and
  foreign currency                        0.27               1.79           (2.62)         (2.88)         (2.14)          5.00
------------------------------------    ------             ------          ------         ------         ------         ------
Total from investment operations         $0.28              $1.80          $(2.61)        $(2.86)        $(2.06)         $5.00
------------------------------------    ------             ------          ------         ------         ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income               $--                $--             $--         $(0.05)        $(0.06)           $--
------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign currency
  transactions                              --                 --              --             --          (5.12)         (1.87)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                     --                 --              --             --          (0.06)            --
------------------------------------    ------             ------          ------         ------         ------         ------
Total distributions declared to
shareholders                               $--                $--             $--         $(0.05)        $(5.24)        $(1.87)
------------------------------------    ------             ------          ------         ------         ------         ------
Net asset value, end of period           $8.34              $8.06           $6.26          $8.87         $11.78         $19.08
------------------------------------    ------             ------          ------         ------         ------         ------
Total return (%)                          3.47^^^++        28.75^^       (29.43)        (24.32)        (11.19)         33.09
------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                          SIX MONTHS                                 YEAR ENDED 12/31
                                            ENDED           ------------------------------------------------------------------
CLASS I (CONTINUED)                        6/30/04               2003           2002          2001          2000          1999
                                         (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                0.68+              0.67            0.69           0.65           0.60           0.62
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              0.23+              0.19            0.17           0.24           0.42          (0.01)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                          27                 84              90             96            141             87
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000
Omitted)                                $3,714             $3,771          $3,008         $4,315         $5,710         $6,625
------------------------------------------------------------------------------------------------------------------------------

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
  + Annualized.
 ++ Not annualized.
 ^^ The fund's total return calculation includes proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.13 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended December 31, 2003 would have been 26.68%.
^^^ The fund's total return calculation includes proceeds received on March 19, 2004 for the remaining payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the six months ended June 30, 2004 would have been 3.35%.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). The fund may change the redemption fee period in the future, including changes in connection with pending Securities and Exchange rules. See the fund's prospectus for details.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. Dividends received in cash are recorded on the ex-dividend date.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 26, 2003 the fund received a partial cash settlement in the amount of $8,991,505, recorded as a realized gain on investment transactions. The partial proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.13 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the year ended December 31, 2003 would have been lower by 2.09%, 2.29%, and 2.07% for Class A, Class B, and Class I shares, respectively.

The fund was a participant in a class-action lawsuit against Cendant Corporation. On March 19, 2004 the fund received the remaining cash settlement in the amount of $932,054, recorded as a realized gain on investment transactions. The remaining proceeds from the non-recurring litigation settlement resulted in an increase in net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the fund's ending net asset value per share, total return for the six months ended June 30, 2004 would have been lower by 0.13%, 0.14%, and 0.12% for Class A, Class B, and Class I shares, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended June 30, 2004, the fund's custodian fees were reduced by $2,074 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended June 30, 2004, the fund's miscellaneous expenses were reduced by $3,988 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The fund paid no distributions for the years ended December 31, 2003 and December 31, 2002.

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                    $(392,520,559)
          ----------------------------------------------------------
          Unrealized appreciation                         59,072,761
          ----------------------------------------------------------
          Other temporary differences                       (128,038)
          ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($219,331,105) and December 31, 2010 ($173,189,454).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          ----------------------------------------------------------
          Average net assets in excess of $200 million         0.40%
          ----------------------------------------------------------

Management fees incurred for the six months ended June 30, 2004 were 0.44% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees' compensation is $2,042 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $3,550 for retired Independent Trustees for the six months ended June 30, 2004.

The MFS funds, including this fund, have entered into a services agreement (the "Agreement") which provides for payment of fees by the MFS funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the MFS funds. The ICCO is an officer of the MFS funds and the sole member of Tarantino LLC. MFS has agreed to reimburse each of the MFS funds for a proportional share of substantially all of the payments made by the MFS funds to Tarantino LLC and also to provide office space and other administrative support and supplies to the ICCO. The MFS funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0130%
          ----------------------------------------------------------
          Next $2.5 billion                                  0.0005%
          ----------------------------------------------------------
          In excess of $7 billion                            0.0000%
          ----------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

          First $2 billion                                  0.01120%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00832%
          ----------------------------------------------------------
          Next $2.5 billion                                 0.00032%
          ----------------------------------------------------------
          In excess of $7 billion                           0.00000%
          ----------------------------------------------------------

For the six months ended June 30, 2004, the fund paid MFS $37,821, equivalent to 0.01443% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,125 for the six months ended June 30, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                        CLASS A         CLASS B

        Distribution Fee                 0.10%            0.75%
        -------------------------------------------------------
        Service Fee                      0.25%*           0.25%
        -------------------------------------------------------
        Total Distribution Plan          0.35%            1.00%
        -------------------------------------------------------
        * Reduced to 0.15% for assets sold prior to March 1, 1991.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended June 30, 2004, amounted to:

                                        CLASS A         CLASS B

        Service Fee Retained by MFD     $48,967            $821
        -------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the trustees of the fund may determine.

Fees incurred under the distribution plan during the six months ended June 30, 2004, were as follows:

                                          CLASS A       CLASS B

        Effective Annual Percentage Rates   0.25%         1.00%
        -------------------------------------------------------

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following the purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2004, were as follows:

                                           CLASS A      CLASS B

        Contingent Deferred Sales Charges
        Imposed                             $1,798      $46,944
        -------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. For the period April 1, 2004 through June 30, 2004, the fee is set at 0.10% of the fund's average daily net assets. Effective July 1, 2004, the fund will be charged up to 0.0861% of its average daily net assets. For the six months ended June 30, 2004, the fund paid MFSC a fee of $275,465 for shareholder services which equated to 0.105% of the fund's average net assets. Also included in shareholder servicing costs are out-of- pocket expenses, paid to MFSC, which amounted to $32,579 for the six months ended June 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $139,974,281 and $203,648,685, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                                $571,340,983
          ----------------------------------------------------------
          Gross unrealized appreciation                  $66,296,088
          ----------------------------------------------------------
          Gross unrealized depreciation                  (12,452,700)
          ----------------------------------------------------------
          Net unrealized appreciation                    $53,843,388
          ----------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                             Six months ended            Year ended
                                 6/30/04                  12/31/03
                           SHARES      AMOUNT       SHARES        AMOUNT

CLASS A SHARES

Shares sold               1,312,963    $10,802,103    21,195,348   $142,114,579
-----------------------------------------------------------------------------
Shares reacquired        (9,514,292)   (77,869,175)  (23,440,728)  (154,474,460)
-----------------------------------------------------------------------------
Net decrease             (8,201,329)  $(67,067,072)   (2,245,380)  $(12,359,881)
-----------------------------------------------------------------------------

CLASS B SHARES

Shares sold                 342,748   $2,544,034       1,274,468     $8,244,553
-----------------------------------------------------------------------------
Shares reacquired          (880,132)  (6,497,135)     (1,470,916)    (9,258,294)
-----------------------------------------------------------------------------
Net decrease               (537,384)  $(3,953,101)      (196,448)   $(1,013,741)
-----------------------------------------------------------------------------

CLASS I SHARES

Shares sold                  11,652      $97,169       30,534          $218,914
-----------------------------------------------------------------------------
Shares reacquired           (33,863)    (280,856)     (43,696)         (321,167)
-----------------------------------------------------------------------------
Net decrease                (22,211)   $(183,687)     (13,162)        $(102,253)
-----------------------------------------------------------------------------

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended June 30, 2004, was $2,608, and is included in miscellaneous expense. The fund had no significant borrowings during the six months ended June 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

(8) SUBSEQUENT EVENT

The fund's investment adviser, MFS, has been the subject of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings Footnote. Pursuant to the SEC Order, MFS, on July 28, 2004 transferred $1.00 in disgorgement and $50 million in penalty to the SEC (the "Payments"). A plan for distribution of these Payments has been submitted to the SEC. Contemporaneous with the transfer, the fund accrued an estimate of the amount to be received upon final approval of the plan of distribution. The non- recurring accrual in the amount of $312,491 resulted in an increase in net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were recorded.

--------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (unaudited)
--------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500
Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD    TRUSTEE/OFFICER         DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)              THE PAST FIVE YEARS
-------------------             ----------------    ---------------      -------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)               Trustee and        August 2001 until   Massachusetts Financial Services
(born 09/12/59)                 President          February 2004       Company, Chief Executive Officer
                                                                       and Director (until February 2004)

Robert J. Manning(3)            Trustee and        February 2004       Massachusetts Financial Services
(born 10/20/63)                 President                              Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Kevin J. Parke(3)               Trustee            January 2002 until  Massachusetts Financial Services
(born 12/14/59)                                    February 2004       Company, President, Chief
                                                                       Investment Officer and Director
                                                                       (until February 2004)

Robert C. Pozen(3)              Trustee            February 2004       Massachusetts Financial Services
(born 08/08/46)                                                        Company, Chairman (since February
                                                                       2004); Harvard Law School
                                                                       (education), John Olin Visiting
                                                                       Professor (since July 2002);
                                                                       Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts
                                                                       (January 2002 to December 2002);
                                                                       Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December
                                                                       2001); Fidelity Management &
                                                                       Research Company (investment
                                                                       adviser), President (March 1997 to
                                                                       July 2001); The Bank of New York
                                                                       (financial services), Director;
                                                                       Bell Canada Enterprises (telecom-
                                                                       munications), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

Jeffrey L. Shames(3)            Trustee            October 1993 until  Massachusetts Financial Services
(born 06/02/55)                                    February 2004       Company, Chairman (until February
                                                                       2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                  Chairman           February 1992       Private investor; KeySpan
(born 05/01/36)                                                        Corporation (energy related
                                                                       services), Director; Eastern
                                                                       Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Lawrence H. Cohn, M.D.          Trustee            August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                        Chief of Cardiac Surgery; Harvard
                                                                       Medical School, Professor of
                                                                       Surgery

David H. Gunning                Trustee            January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                        products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director; Southwest Gas
                                                                       Corporation (natural gas
                                                                       distribution company), Director

William R. Gutow                Trustee            December 1993       Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Amy B. Lane                     Trustee            January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                        Inc., Managing Director,
                                                                       Investment Banking Group (1997 to
                                                                       February 2001); Borders Group,
                                                                       Inc. (book and music retailer),
                                                                       Director; Federal Realty
                                                                       Investment Trust (real estate
                                                                       investment trust), Trustee

Lawrence T. Perera              Trustee            July 1981           Hemenway & Barnes (attorneys),
(born 06/23/35)                                                        Partner

William J. Poorvu               Trustee            August 1982         Private investor; Harvard
(born 04/10/35)                                                        University Graduate School of
                                                                       Business Administration, Class of
                                                                       1961 Adjunct Professor in
                                                                       Entrepreneurship Emeritus; CBL &
                                                                       Associates Properties, Inc. (real
                                                                       estate investment trust), Director

J. Dale Sherratt                Trustee            August 1993         Insight Resources, Inc.
(born 09/23/38)                                                        (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional    products),    Chief
                                                                       Executive Officer (until May 2001)

Elaine R. Smith                 Trustee            February 1992       Independent health care industry
(born 04/25/46)                                                        consultant

Ward Smith                      Trustee            October 1992        Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)            President and      February 2004       Massachusetts Financial Services
(born 10/20/63)                 Trustee                                Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

John W. Ballen(3)               President and      August 2001 until   Massachusetts Financial Services
(born 09/12/59)                 Trustee            February 2004       Company, Chief Executive Officer
                                                                       and Director (until February 2004)

James R. Bordewick, Jr.(3)      Assistant          September 1990      Massachusetts Financial Services
(born 03/06/59)                 Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel

Stephen E. Cavan(3)             Secretary and      December 1989       Massachusetts Financial Services
(born 11/06/53)                 Clerk              until               Company, Senior Vice President,
                                                   March 2004          General Counsel and Secretary
                                                                       (until March 2004)

Stephanie A. DeSisto(3)         Assistant          May 2003            Massachusetts Financial Services
(born 10/01/53)                 Treasurer                              Company, Vice President (since
                                                                       April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice
                                                                       President (November 2002 to April
                                                                       2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice
                                                                       President (prior to November 2002)

Robert R. Flaherty(3)           Assistant          August 2000         Massachusetts Financial Services
(born 09/18/63)                 Treasurer                              Company, Vice President (since
                                                                       August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to
                                                                       August 2000)

Richard M. Hisey(3)             Treasurer          August 2002         Massachusetts Financial Services
(born 08/29/58)                                                        Company, Senior Vice President
                                                                       (since July 2002); The Bank of New
                                                                       York, Senior Vice President
                                                                       (September 2000 to July 2002);
                                                                       Lexington Global Asset Managers,
                                                                       Inc., Executive Vice President and
                                                                       Chief Financial Officer (prior to
                                                                       September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to
                                                                       September 2000)

Ellen Moynihan(3)               Assistant          April 1997          Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Vice President

Frank L. Tarantino              Independent Chief  June 2004           Tarantino LLC (provider of
(born 03/07/44)                 Compliance                             compliance services), Principal
                                Officer                                (since June 2004); CRA Business
                                                                       Strategies Group (consulting
                                                                       services), Executive Vice
                                                                       President (April 2003 to June
                                                                       2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (February
                                                                       1997 to March 2003)

James O. Yost(3)                Assistant          September 1990      Massachusetts Financial Services
(born 06/12/60)                 Treasurer                              Company, Senior Vice President

----------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of
Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                     CUSTODIANS
Massachusetts Financial Services Company               State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741             225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                            JP Morgan Chase Bank
MFS Fund Distributors, Inc.                            One Chase Manhattan Plaza
500 Boylston Street, Boston, MA 02116-3741             New York, NY 10081

PORTFOLIO MANAGER
Gregory Locraft, Jr.

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investments across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

CONTACT INFORMATION

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec. gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              MCD-SEM-8/04 59M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series of the Registrant], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and (iii) identify the class and number of shares held by the shareholder. ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS GROWTH OPPORTUNITIES FUND


By (Signature and Title)*  ROBERT J. MANNING
                           ----------------------------------------------------
                           Robert J. Manning, President

Date: August 23, 2004
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  ROBERT J. MANNING
                           ----------------------------------------------------
                           Robert J. Manning, President (Principal
                           Executive Officer)

Date: August 23, 2004
      ---------------

By (Signature and Title)*  RICHARD M. HISEY
                           ----------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 23, 2004
      ---------------


* Print name and title of each signing officer under his or her signature.